Supplement, Dated December 30, 1999, to the Quantitative
Group of Funds' Statement of Additional Information dated
August 1, 1999

The following information has been added to the "How to Redeem" section on page 14.


     The Transfer Agent will assess a $15.00 fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.






(12/30/99)